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                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                      Supplement dated November 3, 2000
        to the Statement of Additional Information dated May 1, 2000, as supplemented May 24, 2000, June 5, 2000 and September 11, 2000


This supplement supersedes and replaces in its entirety the Supplements dated May 24, 2000, June 5, 2000 and September 11, 2000.

Effective June 5, 2000, AIM Basic Value Fund ("Basic Value Fund") no longer invests all of its investable assets in the Value Portfolio and will directly invest in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. Basic Value Fund's investment strategies are the same as those which formerly applied to the Value Portfolio.

Effective September 11, 2000, AIM Small Cap Growth Fund ("Small Cap Fund" and together with Basic Value Fund, the "Funds") no longer invests all of its investable assets in the Small Cap Portfolio and will directly invest in the securities in which it previously indirectly invested by virtue of its interests in the Small Cap Portfolio. Small Cap Fund's investment strategies are the same as those which formerly applied to the Small Cap Portfolio.

All references to "Portfolio" are deleted from this Statement of Additional Information.

The following replaces in its entirety the first two paragraphs appearing under the heading "SUBMISSION OF MATTERS TO SHAREHOLDERS" on page 1 of the Statement of Additional Information:

         "At meetings held on May 31, 2000, and September 1, 2000, Basic Value Fund and Small Cap Fund's shareholders, respectively, approved proposals to amend Basic Value Fund and Small Cap Fund's fundamental investment restrictions. Effective June 5, 2000 and September 11, 2000, Basic Value Fund and Small Cap Fund, respectively, operate under the following fundamental investment restrictions:"

The following replaces in its entirety the two paragraphs appearing underneath item "(h)" on page 2 of the Statement of Additional Information:

         "The investment restrictions set forth above provide each of the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

         The following restrictions apply to each of the Funds. They may be changed for any Fund without approval of that fund's voting securities."

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The following information replaces in its entirety the second paragraph appearing under the heading "SALES CHARGES AND DEALER CONCESSIONS - ALL GROUPS OF AIM FUNDS" on page 36 of the Statement of Additional Information:

                  "In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."

The following are added as new categories of purchasers who will not pay initial sales charges on purchases of Class A shares, under the heading "REDUCTIONS IN INITIAL SALES CHARGES - PURCHASES AT NET ASSET VALUE" on page 40 of the Statement of Additional Information:

         "o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the U.S. Internal Revenue Code of 1986, as amended; and

          o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement."